Net Loss Per Share	12 Months Ended
Dec. 31, 2021
Earnings per share [abstract]
Net Loss Per Share

32.Net Loss Per Share

The following table sets forth the computation of basic and dilutive net loss per share attributable to the Group’s ordinary shareholders:

	2021	2020	2019
	$’000	$’000	$’000
Net loss attributable to ordinary shareholders	(368,482)	(186,799)	(140,287)
Weighted average shares outstanding – Basic and Diluted	271,321	242,936	241,903
Net loss per ordinary share – Basic and Diluted	(1.36)	(0.77)	(0.58)

Basic net loss per share is computed by dividing the net loss attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the period, adjusted for the effect of the Reclassification as discussed in Note 27 and applied retrospectively to all prior periods presented. As of December 31, 2021, Stockholder Earnout Shares and Sponsor Earnout Shares of 38,800,000 and 1,237,800, respectively, included in shares outstanding have been excluded from the calculation of weighted average shares outstanding, as they are contingently issuable subject to achieving certain milestones on the trading price of our Class A Ordinary Shares on the New York Stock Exchange discussed in Note 5.

For the periods included in these financial statements the Group was loss-making in all periods, therefore, anti-dilutive instruments are excluded in the calculation of diluted weighted average number of ordinary shares outstanding, including certain outstanding equity awards during the periods and warrants issued in 2021 and outstanding as of December 31, 2021. These options, restricted stock, and warrants could potentially dilute basic earnings per share in the future. See Note 27 for details of outstanding options and unvested restricted stock.